EXHIBIT 10.7

                   SECOND AMENDMENT TO CREDIT AGREEMENTS

         This Second Amendment dated as of March 15, 2000 amends (i) the $2,050,000,000 Credit Agreement dated as of June 11, 1999, as amended as of November 16, 1999, among ACE INA Holdings Inc. ("ACE INA"), ACE Limited ("Parent"), certain subsidiary guarantors, various lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML&Co."), as Lead Arranger and Syndication Agent, and Morgan Guaranty Trust Company of New York ("MGT"), as Administrative Agent, (ii) the $750,000,000 Credit Agreement dated as of June 11, 1999, as amended as of November 16, 1999, among Parent, ACE Bermuda Insurance Ltd. ("ACE Bermuda"), Tempest Reinsurance Company Limited ("Tempest"), ACE INA, ML&Co., as Lead Arranger and Syndication Agent, and MGT, as Administrative Agent, and (iii) the $250,000,000 Credit Agreement dated as of June 11, 1999, as amended as of November 16, 1999, among Parent, ACE Bermuda, Tempest, ACE INA, Mellon Bank, as Issuing Bank, ML&Co., as Lead Arranger and Syndication Agent, and MGT, as Administrative Agent (collectively the "Agreements").

         Parent and the Required Lenders (as defined in each of the Agreements) and, in the case of the Agreement referred to in clause (i) of the preceding paragraph (the "ACE INA Agreement"), ACE INA hereby agree that each of the Agreements shall be amended as follows:

1. Section 1.01 of each of the Agreements is amended to add thereto in the appropriate alphabetical position the following definition:

                           "Securitization Transaction" means any sale,
                  assignment or other transfer by Parent or any Subsidiary of any accounts receivable, premium finance loan receivables, lease receivables or other payment obligations owing to Parent or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of Parent or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables.

2. Section 5.01(h) of each of the Agreements is amended to read in its entirety as follows:

                           (h) Transactions with Affiliates. Conduct, and
                  cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than any such transactions between Loan Parties or wholly-owned Subsidiaries of Loan Parties) on terms that are fair and reasonable and no less favorable than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

3. Section 5.02(a) of each of the Agreements is amended by deleting the word "and" at the end of clause (xv) thereof, inserting "; and" at the end of clause (xvi), and adding the following clause
         (xvii) thereto:

                           (xvii) Liens arising in connection with
                  Securitization Transactions; provided that the aggregate principal amount of the investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions shall not exceed U.S.$250,000,000.

4. Section 5.02(e) of the ACE INA Agreement and Section 5.02(d) of each of the other two Agreements is amended by deleting the word "and" at the end of the clause (v) thereof, inserting "; and" at the end of clause (vi) thereof, and adding the following clause
         (vii) thereto:

                           (vii) Securitization Transactions; provided that
                  the aggregate principal amount of the investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions (together with the aggregate principal amount of any other obligations secured by such Liens) shall not exceed U.S.$250,000,000.

         The foregoing amendment shall become effective with respect to each Agreement on the date on which the Administrative Agent under and as defined in such Agreement has received counterparts hereof (by facsimile or otherwise) signed by the Parent, the Required Lenders under such Agreement and, in the case of the ACE INA Agreement, ACE INA. Except as amended hereby, each Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         This Second Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:

------------------------------------
Director

------------------------------------
Secretary


                                            ACE INA HOLDINGS INC.


                                            By: -------------------------------
                                            Title:



                                            MERRILL LYNCH CAPITAL CORPORATION


                                            By:--------------------------------
                                            Title:



                                            MORGAN GUARANTY TRUST COMPANY
                                                  OF NEW YORK


                                            By:--------------------------------
                                            Title:



                                            BANK OF AMERICA, N.A.


                                            By:--------------------------------
                                            Title:

                                            CHASE MANHATTAN BANK


                                            By:--------------------------------
                                            Title:



                                            MELLON BANK, N.A.


                                            By:--------------------------------
                                            Title:



                                            ABN-AMRO BANK N.V.


                                            By:--------------------------------
                                            Title:



                                            BANCO SANTANDER CENTRAL HISPANO,
                                            S.A.


                                            By:--------------------------------
                                            Title:



                                            THE BANK OF NEW YORK


                                            By:--------------------------------
                                            Title:

                                            THE BANK OF NOVA SCOTIA


                                            By:--------------------------------
                                            Title:



                                            BANK ONE, N.A. (MAIN OFFICE CHICAGO)


                                            By:--------------------------------
                                            Title:



                                            BARCLAYS BANK PLC


                                            By:--------------------------------
                                            Title:



                                            BANQUE NATIONALE DE PARIS


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title:



                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By:--------------------------------
                                            Title:

                                            CIBC INC.


                                            By:--------------------------------
                                            Title:



                                            CITIBANK, N.A.


                                            By:--------------------------------
                                            Title:



                                            COMERICA BANK


                                            By:--------------------------------
                                            Title:



                                            COMMERZBANK AKTIENGESELLSCHAFT
                                             NEW YORK BRANCH


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title:



                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:--------------------------------
                                            Title:

                                            CREDIT SUISSE FIRST BOSTON


                                            By:--------------------------------
                                            Title:



                                            By:--------------------------------
                                            Title:



                                            DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLANDS BRANCHES


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title:



                                            FIRST UNION NATIONAL BANK


                                            By:--------------------------------
                                            Title:



                                            FLEET NATIONAL BANK


                                            By:--------------------------------
                                            Title:

                                            ING BANK N.V., LONDON BRANCH


                                            By:--------------------------------
                                            Title:



                                            By:--------------------------------
                                            Title:



                                            KBC BANK


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title:



                                            LLOYDS TSB BANK PLC


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title:



                                            ROYAL BANK OF CANADA


                                            By:--------------------------------
                                            Title

                                            SOCIETE GENERALE


                                            By:--------------------------------
                                            Title:



                                            STATE STREET BANK AND TRUST
                                             COMPANY


                                            By:--------------------------------
                                            Title:



                                            STANDARD CHARTERED BANK


                                            By:--------------------------------
                                            Title:


                                            By:--------------------------------
                                            Title: